EXHIBIT 99.1
A10 Networks Reports Revenue of $65.8 Million, EPS Expansion,
for Second Quarter of 2023

Sequential Revenue Improvement Due to Durable Business Model;
Company Generates $0.15 of GAAP EPS in Q2, $0.19 of Non-GAAP EPS

SAN JOSE, Calif., July 26, 2023 -- A10 Networks (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its second quarter ended June 30, 2023.

Second Quarter 2023 Financial Summary
•Revenue of $65.8 million, up 14.1% sequentially from Q1 and in-line with expectations.
•GAAP gross margin of 79.5%; non-GAAP gross margin of 80.2% as a result of continued successful navigation of short-term input cost pressures.
•GAAP net income of $11.6 million, or $0.15 per diluted share, compared with GAAP net income of $10.4 million, or $0.13 per diluted share in the second quarter of 2022.
•Non-GAAP net income of $14.5 million, or $0.19 per diluted share (non-GAAP EPS), compared with non-GAAP net income of $13.4 million, or $0.17 per diluted share in the second quarter of 2022.
•Adjusted EBITDA of $17.4 million, representing 26.4% of revenue, in line with stated business model goals and unchanged as a percent of revenue compared to the second quarter last year.
•Company repurchased 437,000 shares at an average price of $14.27 for a total of $6.2 million.
•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable on September 1, 2023 to stockholders of record at the close of business on August 15, 2023.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“The second quarter results demonstrated sequential improvements consistent with our expectations and our continued focus on our business model,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Spending from large enterprises and tier-one service providers in North America remains volatile, but we are seeing encouraging signs, particularly for security solutions, that support our confidence for continuing improvements in the second half of the year.”

“A10 remains solidly profitable, with earnings per share exceeding last year’s levels even on slightly lower revenue, demonstrating our systemic profitability and the focus on our business model,” continued Trivedi. “For the first six months of 2023, our Adjusted EBITDA margin increased by 248 basis points to a record 26.6%, compared to 24.1% last year. We continue to balance profitability and growth as we navigate headwinds.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, July 26, 2023, to discuss these results. Interested parties may access the conference call by dialing (833) 470-1428 (toll-free) or (404) 975-4839 and referencing access code: 983165.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 923761.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, confidence for continuing improvements in the second half of the year, quarterly dividend payments, strategy, demand and positioning. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; the impact of any cybersecurity incidents and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 27, 2023. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense, (iii) restructuring expense and (iv) income tax effect of excluding non-GAAP items (i) to (iii) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense and (iii) restructuring expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense and (iii) restructuring expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) cyber incident remediation expense and (iii) restructuring expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) cyber incident remediation expense and (vi) restructuring expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Products	$39,090	$41,475	$70,272	$78,520
Services	26,727	26,498	53,236	52,125
Total revenue	65,817	67,973	123,508	130,645
Cost of revenue:
Products	9,436	9,518	15,519	18,151
Services	4,027	3,967	8,160	8,173
Total cost of revenue	13,463	13,485	23,679	26,324
Gross profit	52,354	54,488	99,829	104,321
Operating expenses:
Sales and marketing	20,868	21,773	43,202	44,555
Research and development	13,965	14,235	25,630	27,122
General and administrative	5,255	5,337	12,564	11,499
Total operating expenses	40,088	41,345	81,396	83,176
Income from operations	12,266	13,143	18,433	21,145
Non-operating income (expense), net:
Interest income	662	184	1,635	304
Other income (expense), net	1,884	301	(334)	(332)
Non-operating income (expense), net	2,546	485	1,301	(28)
Income before provision for income taxes	14,812	13,628	19,734	21,117
Provision for income taxes	3,186	3,212	4,150	4,352
Net income	$11,626	$10,416	$15,584	$16,765
Net income per share:
Basic	$0.16	$0.14	$0.21	$0.22
Diluted	$0.15	$0.13	$0.21	$0.21
Weighted-average shares used in computing net income per share:
Basic	74,017	75,893	74,009	76,343
Diluted	75,428	78,306	75,512	78,809

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP net income	$11,626	$10,416	$15,584	$16,765
Non-GAAP items:
Stock-based compensation and related payroll tax	3,527	2,944	7,497	6,625
Restructuring expense	—	—	1,861	—
Cyber incident remediation expense	(621)	—	732	—
Adoption of tax-effecting non-GAAP items (1)	(3)	—	(1,218)	—
Total non-GAAP items	2,903	2,944	8,872	6,625
Non-GAAP net income (1)(2)	14,529	13,360	24,456	23,390

GAAP net income per share:
Basic	$0.16	$0.14	$0.21	$0.22
Diluted	$0.15	$0.13	$0.21	$0.21
Non-GAAP items:
Stock-based compensation and related payroll tax	0.05	0.04	0.10	0.09
Restructuring expense	0.01	—	0.02	—
Cyber incident remediation expense	(0.01)	—	0.01	—
Adoption of tax-effecting non-GAAP items (1)	—	—	(0.02)	—
Total non-GAAP items	0.04	0.04	0.12	0.09

Non-GAAP net income per share: (1)(2)
Basic	$0.20	$0.18	$0.33	$0.31
Diluted	$0.19	$0.17	$0.32	$0.30
Weighted average shares used in computing net income per share:
Basic	74,017	75,893	74,009	76,343
Diluted	75,428	78,306	75,512	78,809

(1)For 2023, we adopted presenting non-GAAP net income impacted for the income tax effect of excluding non-GAAP items. In the three and six months ended June 30, 2023, the income tax effect represents a non-GAAP profit before tax rate of 18.0%. For the three months ended June 30, 2022, the income tax effect of excluding non-GAAP items would be $1,409 thousand and non-GAAP net income adjusted for the income tax effect of excluding non-GAAP items would be $11,951 thousand, representing a $0.02 decrease in reported non-GAAP net income per share in the table above. The tax effect of $1,409 thousand represents a non-GAAP profit before tax rate of 27.9%. For the six months ended June 30, 2022, the income tax effect of excluding non-GAAP items would be $3,045 thousand and non-GAAP net income adjusted for the income tax effect of excluding non-GAAP items would be $20,345 thousand, representing a $0.04 decrease in reported non-GAAP net income per share in the table above. The tax effect of $3,045 thousand represents a non-GAAP profit before tax rate of 26.7%.

(2)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$111,181	$67,971
Marketable securities	42,730	83,018
Accounts receivable, net of allowances of $223 and $32, respectively	69,171	72,928
Inventory	20,438	19,693
Prepaid expenses and other current assets	12,945	13,381
Total current assets	256,465	256,991
Property and equipment, net	25,210	19,743
Goodwill	1,307	1,307
Deferred tax assets, net	59,871	63,183
Other non-current assets	25,379	27,881
Total assets	$368,232	$369,105
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,399	$6,725
Accrued liabilities	22,656	37,183
Deferred revenue	78,023	74,340
Total current liabilities	107,078	118,248
Deferred revenue, non-current	53,590	52,652
Other non-current liabilities	14,626	17,193
Total liabilities	175,294	188,093
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 87,904 and 87,123 shares issued and 74,083 and 73,738 shares outstanding, respectively	1	1
Treasury stock, at cost: 13,821 and 13,384 shares, respectively	(141,164)	(134,934)
Additional paid-in-capital	477,111	466,927
Dividends paid	(28,682)	(19,802)
Accumulated other comprehensive income	542	(726)
Accumulated deficit	(114,870)	(130,454)
Total stockholders' equity	192,938	181,012
Total liabilities and stockholders' equity	$368,232	$369,105

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net income	$15,584	$16,765
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,307	3,712
Stock-based compensation	7,214	6,313
Other non-cash items	(270)	113
Changes in operating assets and liabilities:
Accounts receivable	3,698	(5,580)
Inventory	(1,705)	(31)
Prepaid expenses and other assets	3,827	(2,163)
Accounts payable	(1,460)	(1,283)
Accrued liabilities	(17,094)	655
Deferred revenue	4,621	6,239
Net cash provided by operating activities	18,722	24,740
Cash flows from investing activities:
Proceeds from sales of marketable securities	42,252	4,550
Proceeds from maturities of marketable securities	44,532	39,148
Purchases of marketable securities	(44,680)	(21,649)
Purchases of property and equipment	(5,065)	(5,021)
Net cash provided by investing activities	37,039	17,028
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	2,559	2,970
Repurchase of common stock	(6,230)	(31,758)
Payments for dividends	(8,880)	(7,663)
Net cash used in financing activities	(12,551)	(36,451)
Net increase in cash and cash equivalents	43,210	5,317
Cash and cash equivalents—beginning of period	67,971	78,925
Cash and cash equivalents—end of period	$111,181	$84,242

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$959	$567
Purchases of property and equipment included in accounts payable	$1,134	$1

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

GAAP gross profit	$52,354	$54,488	$99,829	$104,321
GAAP gross margin	79.5%	80.2%	80.8%	79.9%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	417	331	861	759
Restructuring expense	—	—	42	—
Cyber incident remediation expense	—	—	3	—
Non-GAAP gross profit	$52,771	$54,819	$100,735	$105,080
Non-GAAP gross margin	80.2%	80.6%	81.6%	80.4%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

GAAP total operating expenses	$40,088	$41,345	$81,396	$83,176

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,110)	(2,613)	(6,636)	(5,866)
Restructuring expense	—	—	(1,819)	—
Cyber incident remediation expense	621	—	(729)	—
Non-GAAP total operating expenses	$37,599	$38,732	$72,212	$77,310

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

GAAP income from operations	$12,266	$13,143	$18,433	$21,145
GAAP operating margin	18.6%	19.3%	14.9%	16.2%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,527	2,944	7,497	6,625
Restructuring expense	—	—	1,861	—
Cyber incident remediation expense	(621)	—	732	—
Non-GAAP operating income	$15,172	$16,087	$28,523	$27,770
Non-GAAP operating margin	23.1%	23.7%	23.1%	21.3%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

GAAP net income	$11,626	$10,416	$15,584	$16,765
GAAP net income margin	17.7%	15.3%	12.6%	12.8%

Exclude: Interest and other (income) expense, net	(2,546)	(485)	(1,301)	28
Exclude: Depreciation and amortization	2,202	1,868	4,308	3,712
Exclude: Provision for income taxes	3,186	3,212	4,150	4,352
EBITDA	14,468	15,011	22,741	24,857
Exclude: Stock-based compensation and related payroll tax	3,527	2,944	7,497	6,625
Exclude: Restructuring expense	—	—	1,861	—
Exclude: Cyber incident remediation expense	(621)	—	732	—
Adjusted EBITDA	$17,374	$17,955	$32,831	$31,482
Adjusted EBITDA margin	26.4%	26.4%	26.6%	24.1%